Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Joseph R. Gaffoglio, Chief Executive Officer and Principal Executive Officer of MoA Funds, (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the period ended December 31, 2025.

Date: 2/26/2026	/s/ Joseph R. Gaffoglio
Joseph R. Gaffoglio
Chief Executive Officer and
Principal Executive Officer of
MoA Funds Corporation

I, R. Jeffrey Young, President, Treasurer, Chief Financial Officer and Principal Financial Officer of MoA Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the period ended December 31, 2025.

Date: 2/26/2026	/s/ R. Jeffrey Young
R. Jeffrey Young
President, Treasurer, Chief Financial Officer and
Principal Financial Officer of
MoA Funds Corporation